UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report: May 22, 2013

MIDDLESEX WATER COMPANY

(Exact name of registrant as specified in its charter)

NEW JERSEY	0-422	22-1114430
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1500 RONSON ROAD, P.O. BOX 1500, ISELIN, NEW JERSEY 08830

(Address of principal executive offices, including zip code)

(732)-634-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item. 5.07.	Submission of Matters to a Vote of Security Holders

Middlesex Water Company held its Annual Meeting of Shareholders on Tuesday, May 21, 2013. The following directors were re-elected to the board: Steven M. Klein, President of Northfield Bancorp, Inc. and its subsidiary, Northfield Bank; Amy B. Mansue, President and Chief Executive Officer of Children’s Specialized Hospital, and Walter G. Reinhard, Esq., Partner in the firm of Norris McLaughlin and Marcus, PA. Each of these directors will serve a term of office of three years. The certified results of the matters voted upon at the meeting, which are more fully described in our Company’s April 9, 2013 proxy statement, are as follows:

Description of Matters Submitted

Proposal No. 1
Election of Directors	For	Withheld

Steven M. Klein	8,394,112	300,134
Amy B. Mansue	8,372,040	322,206
Walter G. Reinhard, Esq.	5,773,076	2,921,170

Proposal No. 2

Ratification of the appointment by the Audit Committee of Parente Beard LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

For	Against	Abstain
13,575, 147	113,878	87,844

Description of Matters Submitted

Proposal No. 3

To approve a non-binding advisory resolution approving the compensation of the Company’s named executive officers.

For	Against	Abstain
8,056,995	307,697	329,554

Item 8.01 Other Events

On May 21, 2013, Middlesex Water Company held its 2013 Annual Meeting of Shareholders at its company headquarters in Iselin, New Jersey. Announcement of voting results at which shareholders elected a slate of three directors, ratified the Audit Committee’s appointment of Parente Beard LLC as the independent registered public accounting firm for 2013 and approved, by a non-binding advisory vote, the compensation of the Company’s named executive officers, is described above.

Management’s presentation at the Annual Meeting of Shareholders is available in the Investor Relations section of the company’s website www.middlesexwater.com under News & Market Data/Presentations and Interviews. The presentation is also filed herewith as Exhibit 99.1 and is hereby incorporated by reference.

News Release

On May 22, 2013, the Company issued a press release describing the voting results of shareholders at the annual meeting, the election of directors, the ratification by shareholders of the appointment of Parente Beard LLC as the Company’s independent auditors for the year ending December 31, 2013. A copy of the Company’s press release dated May 22, 2013 is filed herewith as Exhibit 99.2 and is hereby incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

99.1	Company officers’ slide show presentation at the Annual Meeting of Shareholders May 21, 2013

99.2	Company press release dated May 22, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

MIDDLESEX WATER COMPANY
(Registrant)

s/Kenneth J. Quinn
Kenneth J. Quinn
Vice President, General Counsel,
Secretary and Treasurer

Dated: May 22, 2013

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